UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2015

Apollo Education Group, Inc.
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona		85040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 966-5394

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01. Other Events.
On August 6, 2015, Apollo Education Group, Inc. (“Apollo” or the “Company”) received an Investigative Subpoena from the Office of the Attorney General of the State of California. The Subpoena requires Apollo to produce documents and information regarding the business and practices of its wholly-owned subsidiary, University of Phoenix, Inc., relating to members and former members of the U.S. military and California National Guard, including marketing, recruiting, billing, financial aid, accommodation and other services for military personnel, compliance with Executive Order 13607 (Establishing Principles of Excellence for Educational Institutions Serving Service Members, Veterans, Spouses, and Other Family Members), and use of U.S. military logos and emblems in marketing, for the time period of July 1, 2010 to the present.
Apollo is evaluating the Subpoena and intends to cooperate fully with the California Attorney General’s Office.

APOLLO EDUCATION GROUP, INC.

August 7, 2015	By:	/s/ Joseph L. D’Amico
Name: Joseph L. D’Amico Title: Interim Chief Financial Officer